UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 9, 2006
(Date of earliest event reported)
UAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Address of principal executive offices)
(847) 700-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure
     On January 9, 2006, UAL Corporation (the “Company”) will provide information to certain lenders and potential lenders in connection with a presentation regarding the credit facility that the Company anticipates entering into upon its exit from Chapter 11 bankruptcy protection. Certain information about the Company that will be disclosed at this presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Certain statements throughout the exhibit to this report are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expect,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements which do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.
     Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to continue as a going concern; our ability to comply with the terms of our credit facility or negotiate modifications or amendments thereto as necessary; our ability to successfully renegotiate aircraft financings under Section 1110 of the Bankruptcy Code; our ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by us from time to time; our ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten our exclusive period to propose and confirm one or more plans of reorganization; the potential adverse impact of the Chapter 11 cases on our liquidity or results of operations; the appointment of a Chapter 11 trustee or conversion of the cases to Chapter 7; the application of fresh-start accounting principles; the costs and availability of financing; our ability to execute our business plan; our ability to utilize our net operating losses; our ability to attract, motivate and/or retain key employees; our ability to attract and retain customers; demand for transportation in the markets in which we operate; general economic conditions (including interest rates, foreign currency exchange rates, crude oil prices and refining capacity in relevant markets); the effects of any hostilities or act of war or any terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aircraft insurance; the costs of aviation fuel and our ability to cost-effectively hedge against increases in the price of aviation fuel; the costs associated with security measures and practices; labor costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand; capacity decisions of our competitors, U.S. or foreign governmental legislation, regulation and other actions; our ability to maintain satisfactory labor relations; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth from time to time in the reports we file with the United States Securities and Exchange Commission. Consequently, the forward-looking statements should not be regarded as representations or warranties by the Company that such matters will be realized. We disclaim any intent or obligation to update or revise any of the forward-looking statements, whether in response to new information, unforeseen events, changed circumstances or otherwise.
     The financial projections included in the exhibit were not prepared to comply with the guidelines for prospective financial statements published by the American Institute of Certified Public Accountants and the rules and regulations of the United States Securities Exchange Commission. The Company’s independent accountants have neither examined nor compiled the accompanying financial projections and accordingly do not express an opinion or any other form of assurance with respect to the financial projections, assume no responsibility for the financial projections and disclaim any association with the financial projections. The Company does not regularly publish projections of its anticipated financial position or results of operations and does not commit to update or otherwise revise these financial projections to reflect events or circumstances existing or arising after the date of this document or to reflect the occurrence of unanticipated events. The financial projections are based on estimates and assumptions, including those set forth in the preceding paragraph, that may not be realized. These estimates and assumptions are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are outside the Company’s control. No representations can be or are made as to whether the actual results will be within the range set forth in the financial projections. Therefore, although the projections are necessarily presented with numerical specificity, the actual results of operations achieved during the projection period will vary from the projected results. These variations may be material. Accordingly, no representation can be made or is being made with respect to the accuracy of the financial projections or the ability of the Company to achieve the financial projections. Some assumptions inevitably will not materialize, and events and circumstances occurring subsequent to the date on which the financial projections were prepared may be different from those assumed, or may be unanticipated, and therefore may affect financial results in a material and possibly adverse manner. Persons or entities reviewing the exhibit and the financial projections must make their own determination as to the reasonableness of the assumptions and the reliability of the financial projections.
ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Excerpts from information provided to certain lenders and potential lenders on January 9, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 9, 2006

UAL CORPORATION

By:	/s/ Paul R. Lovejoy

Name:	Paul R. Lovejoy
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1 *	Excerpts from information provided to certain lenders and potential lenders on January 9, 2006

*	Filed herewith electronically.